SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report (Date of Earliest
                       Event Reported): September 9, 2002


                               COMDIAL CORPORATION
             (Exact name of registrant as specified in its charter)



         Delaware                     0-9023                   94-2443673
-----------------------------     --------------            -----------------
(State or other jurisdiction      (Commission               (IRS Employer
     of incorporation)             File Number)             Identification No.)



                        106 Cattlemen Road
                        Sarasota, Florida                        34232
                   ------------------------------              -----------
                   (Address of principal executive             (Zip Code)
                    offices)


Registrant's telephone number, including area code:         (941) 554-5000
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ITEM 5.   OTHER EVENTS.

      As previously disclosed in our Current Reports on Form 8-K dated June 21, 2002, July 12, 2002 and August 15, 2002 Comdial Corporation (the "Company" or "Comdial") conducted closings on its private placement of 7% senior subordinated secured convertible promissory notes (each a "Bridge Note" and collectively the "Bridge Notes") in the aggregate principal amount of $3,475,000.00 pursuant to Subscription Agreements which provide for up to $4 million of bridge financing to the Company (the "Bridge Financing").

      On September 9, 2002, the Company closed on an additional $475,000 of Bridge Notes. This sale brings the total raised to date from the Bridge Financing to $3,950,000.00. Proceeds from this sale will be used for working capital and product development and delivery.

      The holders of the Bridge Notes are eligible to convert 13.33% of the principal amount of the Bridge Note into shares of Common Stock at a conversion price of $0.01 per share.

      Pursuant to the terms of the previously disclosed advisory agreement between the Company and Commonwealth Associates, LP ("Commonwealth"), and as a result of the most recent closing of the Bridge Notes, the Company issued additional warrants to Commonwealth to acquire 242,017 shares of Common Stock at an exercise price of $0.01 per share.


Forward-Looking Statements

      This Form 8-K contains statements that may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Investors and prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors, including Comdial Corporation's ability to obtain additional funding for its business, the illiquidity caused by the delisting of its stock from the Nasdaq SmallCap Market and its ability to obtain a listing on NASD's OTC-BB, Nasdaq or another national exchange, the risks associated with the outsourcing of its manufacturing requirements, including international risk factors, its ability to meets its obligations to its suppliers and its lenders, its ability to achieve its operational goals and to generate positive cash flow, any unfavorable outcomes of pending disputes or litigation and the various other factors set forth from time to time in Comdial's filings with the SEC, including but not limited to Comdial's most recent Form 10-K and 10-Q. Comdial Corporation undertakes no obligation to publicly update or revise the forward-looking statements made in this press release to reflect events or circumstances after the date of this Form 8-K or to reflect the occurrence of unanticipated events.


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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    COMDIAL CORPORATION



                                    By: /s/ Paul K. Suijik
                                       -------------------------------------
                                            Paul K. Suijk Senior Vice President
                                            and Chief Financial Officer



Dated:  September 19, 2002




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